SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                           Amendment No. 1 to Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)           February 21, 2002
                                                            -----------------


                            CPI AEROSTRUCTURES, INC.
               (Exact Name of Registrant as Specified in Charter)



       New York                      1-11398                   11-2520310
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(State or Other Jurisdiction      Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)




200A Executive Drive, Edgewood, New York                              11717
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
                                                      --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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         This amendment to the Company's Report on Form 8-K is being filed to include the required pro forma financial information related to the disposition previously reported upon.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information

         Pro forma financial statements required pursuant to Article 11 of Regulation S-X have been filed under Item 7 of the Company's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on April 16, 2002 and are incorporated herein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April  17, 2002                        CPI AEROSTRUCTURES, INC.



                                                By: /s/ Edward J. Fred
                                                    ----------------------------
                                                    Edward J. Fred
                                                    President and Chief
                                                    Financial Officer